UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2023

PARTS ID, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38296	81-3674868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Corporate Drive

Suite C

Cranbury, New Jersey 08512
(Address of principal executive offices, including zip code)

609-642-4700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ID	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 11, 2023, PARTS iD, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders and the Company’s stockholders voted on the following matters:

Election of Directors

The following nominees were elected to serve as Class II directors for a two-year term expiring at the 2025 Annual Meeting of Stockholders and until his successor is elected and qualified, or his earlier death, resignation or removal. The number of votes cast for and withheld from each nominee and the number of broker non-votes with respect to each nominee were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Aditya Jha	15,974,278	12,524,861	1,379,777
Prashant Pathak	15,950,354	12,548,785	1,379,777
Edwin J. Rigaud	16,298,054	12,201,085	1,379,777

Ratification of the Appointment of WithumSmith+Brown, PC as the Company’s Independent Registered Public Accounting Firm for 2023

The Company’s stockholders ratified the appointment by the Audit Committee of the Company’s Board of Directors of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2023 by voting as follows:

For	Against	Abstain	Broker Non-Votes
23,389,932	432,733	6,056,251	0

Approval, by Non-Binding Advisory Vote, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, by non-binding advisory vote, the compensation of the Company’s named executive officers by voting as follows:

For	Against	Abstain	Broker Non-Votes
16,305,165	12,180,257	13,717	1,379,777

Approval of an Amendment and Restatement of the Company’s 2020 Equity Incentive Plan

The Company’s stockholders approved an amendment and restatement of the Company’s 2020 Equity Incentive Plan by voting as follows:

For	Against	Abstain	Broker Non-Votes
15,977,272	12,514,857	7,010	1,379,777

Approval, by Non-Binding Advisory Vote, of the Frequency of Future Votes on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, by non-binding advisory vote, the frequency of future votes on the Company’s named executive officers by voting as follows:

For 1 Year	For 2 Years	For 3 Years	Abstain
1,951,561	9,300	14,422,653	12,115,625

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2023

PARTS ID, INC.

By:	/s/ Lev Peker
	Name:	Lev Peker
	Title:	Chief Executive Officer

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